Revenue Recognition	9 Months Ended
Feb. 28, 2017
Revenue Recognition [Abstract]
REVENUE RECOGNITION

6. REVENUE RECOGNITION

The Company’s revenue recognition policy is on a sales-basis method. The Company recognizes and records revenue once payment has been received and disposable baby diapers are delivered to the buyer.

Pre-payment Policy: All sales to our customers will be solely on a pre-payment basis. Once the order is completed and payment is received, we will place an order with the North American supplier of disposable baby diapers and arrange shipping directly to our customers. The process is expected to take three weeks to complete. The pre-payment will be recorded as deferred revenue until the delivery is executed.